QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

Form of Termination of Employment Agreement

        The Employment Agreement between The Macerich Company and                        dated as of                        , 1994 is hereby terminated and shall no longer have any force or effect as of October 26, 2006.

The Macerich Company, a Maryland corporation

By:	Richard A. Bayer, Executive Vice President, Chief Legal Officer and Secretary

QuickLinks

  Exhibit 10.2
Form of Termination of Employment Agreement